EXHIBIT 23.3



               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
               ------------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report for SMTEK, Inc. dated August 15, 1995 and to all references to our Firm included in this registration statement.


                        /s/ Arthur Andersen LLP
                        -----------------------
                          ARTHUR ANDERSEN LLP


Los Angeles, California
July 23, 1996